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                                       SUBLEASE


     This Sublease is dated for reference purposes December, 1998, between [Epic Resorts LLC resort subsidiary] RESORTS - PALM SPRINGS MARQUIS VILLAS, LLC, a Delaware limited liability company ("Sublessor") and EPIC VACATION CLUB, a Delaware nonprofit corporation, as Sublessee ("Club").

1:   ASSERTIONS.  This Sublease is made with reference to the following facts and objectives, each of which is a material provision of this Sublease:

     1.1 MASTER LEASE. Sublessor is the owner of a leasehold estate under that certain Business Lease No. PSL-235 ("Master Lease") by and between STEVEN ALLEN RICE ("Master Lessor") and WESTERN VENTURES, INC., a Nevada Corporation, and approved by the Area Director, Bureau of Indian Affairs, Department of Interior, on July 25, 1980. Said Master Lease was recorded August 9, 1983 as Document No. 160117, Official Records, Riverside County, California, and was subsequently assigned to Sublessor. This Sublease and the interest of the parties hereto and any successor in interest of Club are subject to all of the covenants, conditions, and restrictions set forth in the Master Lease and amendments thereto, and to the rights and interest of the Master Lessor. The Master Lease is hereby incorporated as a part of this Sublease as though fully set forth herein. Sublessor desires to sublease the Premises to Club in connection with the Club Vacation Ownership Plan.

     1.2 CLUB desires to sublease the Premises from Sublessor upon the terms and conditions stated in this Sublease for the purpose of operating a vacation club under the Club Vacation Ownership Plan.

     1.3 DECLARATION. The Vacation Ownership Plan is established by that certain "Declaration of Vacation Ownership Plan (Epic Vacation Club -- Palm Springs Marquis Villas)" ("Declaration") dated the same date as this Sublease with Sublessor as the Declarant and Club as the Co-Declarant. The Declaration shall be recorded in the County immediately following recordation of a Memorandum of this Sublease. This Sublease should be read and applied only in connection with the Declaration and is not effective without recordation of the Declaration. In any inconsistency the Declaration shall prevail.

     1.4  CONTENTS OF SUBLEASE.

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ARTICLE/SECTION     TITLE                                                        PAGE
1:   ASSERTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Master Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Club . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.3  Declaration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.4  Contents of Sublease . . . . . . . . . . . . . . . . . . . . . . . . . . .1


ARTICLE/SECTION     TITLE                                                        PAGE

2:   PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.1  Description. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.2  Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

3:   TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

4:   RENT AND PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.1  Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.2  Taxes and Assessments. . . . . . . . . . . . . . . . . . . . . . . . . . .3

5:   USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     5.1  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.2  Waste; Nuisance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.3  Continuous Operation . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.4  Competition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

6:   INDEMNITY AND EXCULPATION; INSURANCE. . . . . . . . . . . . . . . . . . . . . .4
     6.1  Exculpation of Sublessor . . . . . . . . . . . . . . . . . . . . . . . . .4
     6.2  Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     6.3  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     6.4  Fire Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.5  Casualty Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.6  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.7  Sublessor's Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.8  Replacement Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.9  Release. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.10 Waiver of Subrogation. . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.11 Insurance Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . .6

7:   DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.1  Club Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.2  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.3  Sublessor's Default. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.4  Master Lease Default . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     7.5  Acquisition of Property. . . . . . . . . . . . . . . . . . . . . . . . . .9

8:   CLUB'S RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . . . . . . . . . . . 10
     Exclusions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

9:   WAIVER OF SUBLESSOR'S LIEN. . . . . . . . . . . . . . . . . . . . . . . . . . 10
     9.1  Removal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     9.2  Restoration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

10:  SURRENDER OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     10.1 Removals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     10.2 Sublessor's Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . 11

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     10.3 Failure to Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . 11

11:  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     11.1  Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     11.2  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     11.3  Assignment or Subletting. . . . . . . . . . . . . . . . . . . . . . . . 11
     11.4  Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.5  Estoppel Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.6  Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.7  Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.8  Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.9  Reasonableness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.10 Recording Memorandum. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.11 Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.12 Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.13 Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.14 Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     11.15 Word Usage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

12:  SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     EXHIBIT
     A    DESCRIPTION OF PREMISES


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2:   PREMISES.  Sublessor hereby Subleases to Club the Premises.

     2.1 DESCRIPTION. The Premises and Property are described on Exhibit A attached hereto.

     2.2 ACCEPTANCE. Signing and acknowledging the Declaration and this Sublease constitutes acceptance of the Premises by Club and acknowledgment that the Premises are in good condition.

3:   TERM.  The Term of this Sublease shall commence on ___________, 1998 and shall expire July 25, 2045. Sublessor and Club hereby waive termination upon destruction of the Premises.

4:   RENT AND PAYMENTS.

     4.1  RENT.  Consideration to Sublessor for this Sublease is set forth in
Section 1.5 of the Declaration. Sublessee shall be responsible for the rent due under the Master Lease.

     4.2 TAXES AND ASSESSMENTS. Taxes and assessments levied by local government authorities having the power to tax shall be paid by Club.

5:   USE.  The use, and responsibilities for maintenance and operation, of the
Premises are governed and limited by the Declaration. However, the Club shall have the final decision on

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issues of operating or maintaining shared facilities, subject to Section 11.7 below.  Club hereby waives any rights and benefits under California Civil
Code Sections 1941 and 1942.

     5.1 COMPLIANCE WITH LAWS. Club shall comply with all laws concerning the Premises or Club's use of the Premises, including, without limitation, the obligation at Club's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises. Except that Club shall not be obligated to comply with any law that requires alterations, maintenance, or restoration to the Premises unless the alterations, maintenance, or restoration are required as a result of Club's particular and specific use of the Premises at the time. Sublessor shall make any alterations, maintenance, or restoration to the Premises required by such laws that Club is not obligated to make.

     5.2 WASTE; NUISANCE. Club shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises) to owners or occupants of adjacent properties. Club shall not do anything on the Premises that will cause damage to the Premises.

     5.3 CONTINUOUS OPERATION. Club shall continuously use the Premises only and exclusively for the uses specified in the Declaration.

     5.4 COMPETITION. Club shall not own, operate or become financially interested in other properties in connection with a vacation club resort or hospitality business without the express written consent of Sublessor. The proceeds from any such prohibited business venture by Club shall constitute additional rent to Sublessor.

6:   INDEMNITY AND EXCULPATION; INSURANCE.

     6.1 EXCULPATION OF SUBLESSOR. Club waives all claims against Sublessor for damage to person or property arising for any reason, except that Sublessor shall be liable to Club for damage to Club directly resulting from the acts or omissions, if there was a duty to act, of Sublessor or its authorized representatives.

     6.2 INDEMNITY. Club shall hold Sublessor harmless from, and indemnify Sublessor for, all damages arising out of any damage to any person or property occurring in, on, or about the Premises, to the extent such damage is not proximately caused by Sublessor or its authorized representatives.

     6.3 INSURANCE. Club at its cost shall maintain public liability and property damage insurance as required in its Bylaws, insuring against all liability of Club and its authorized representatives arising out of and in connection with Club's use or occupancy of the Premises.

          6.3(a)    INDEMNITY.  All public liability insurance and property
damage insurance shall insure performance by Club of the indemnity obligation in
Section 6.2. Sublessor and Sublessor's lenders shall be named as additional insureds, and the policy shall contain cross-liability endorsements.

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

          6.3(b)    INCREASES.  Not more frequently than each three (3) years, if, in the opinion of Sublessor's lender or of the insurance broker retained by Sublessor, the amount of public liability and/or property damage insurance coverage at that time is not adequate, Club shall increase the insurance coverage as required by either Sublessor's lender or Sublessor's insurance broker.

     6.4 FIRE INSURANCE. Club at its own cost shall maintain on all its personal property, fixtures, and real property improvements Subleased to it in, on, or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least 100% of their actual full replacement value. The proceeds from any such policy shall be used by Club as directed in the Declaration. Both parties shall be named as insureds.

     6.5 CASUALTY INSURANCE. Club at its cost shall maintain on the Premises full coverage plate glass insurance, and earthquake and flood insurance in amounts reasonably adequate and affordable, if available. Both parties shall be named as insureds.

     6.6 PREMIUMS. Club shall pay the premiums for maintaining the insurance required by this Article 6. Club shall reimburse Sublessor, within 10 days after receiving written demand, for insurance premiums paid by Sublessor for the purpose of maintaining the insurance required from Club under this Article 6.

     6.7 SUBLESSOR'S INSURANCE. Sublessor shall bear the proportionate cost under all of the policies named above attributable to the portion of the Property reserved by Sublessor and not Subleased to Club or over which Sublessor has exclusive use, based on the relative portions of square feet occupied by each party.

     6.8 REPLACEMENT VALUE. The "full replacement value" of buildings and other improvements to be insured under this Article 6 shall be determined by the company issuing the insurance policy at the time the policy is initially obtained. Not more frequently than once every three (3) years, either party shall have the right to notify the other party that it elects to have the replacement value redetermined by an insurance company. The redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and each party shall be promptly notified of the results by the company. The insurance policy shall be adjusted according to the redetermination.

     6.9 RELEASE. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and to the fixtures and personal property in or on the Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

     6.10 WAIVER OF SUBROGATION. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Sublease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge

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above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of 10 days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

     6.11 INSURANCE CONDITIONS. All the insurance required under this Sublease shall:

          6.11(a)   RATING.  Be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A + 3A status as rated in the most recent edition of Best's Insurance Reports;

          6.11(b)   PRIMARY.  Be issued as a primary policy;

          6.11(c)   NOTICE.  Contain an endorsement requiring 30 days' written notice from the insurance company to both parties and Sublessor's lender before cancellation or change in the coverage, scope, or amount of any policy; and

          6.11(d)   DEPOSIT.  Be evidenced by a policy, or by a certificate of the policy, together with evidence of payment of premiums, and be deposited with the other party at the commencement of the term, and on renewal of the policy not less than 20 days before expiration of the term of the policy.

7:   DEFAULT.

     7.1 CLUB DEFAULT. The occurrence of any of the following constitutes a default by Club:

          7.1(a)    RENT.  Failure to pay rent or any other amount payable by
Club hereunder within ten (10) days following the due date thereof.

          7.1(b)    INTERFERENCE IN MARKETING.  Any material interference by
Club in the marketing and sale of Memberships or Club's refusal to admit Members sold by Sublessor, if such interference or failure continues for 5 days after written notice has been given to Club.

          7.1(c)    ABANDONMENT of the Premises, which shall be assumed if Club does not operate the Premises for 10 consecutive days.

          7.1(d)    BREACH.  Substantial failure to perform any other material provision of this Sublease if the failure to perform is not cured within 30 days after notice has been given to Club. If the default cannot reasonably be cured within 30 days, Club shall not be in default if Club begins to cure the default within the 30-day period and diligently and in good faith continues to cure the default.

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          Notices given under this Section 7.1 shall specify the alleged default and the applicable Sublease provisions, and shall require that Club comply with this Sublease within the applicable period of time or quit the Premises. Such notice shall not be deemed a forfeiture or a termination of this Sublease unless Sublessor so elects in the notice. The purpose of the notice requirements set forth in this Section 7.1 is to extend the notice requirements of the unlawful detainer statutes of California.

     7.2 REMEDIES. Sublessor shall have the following remedies if Club commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

          7.2(a)    RIGHT TO POSSESSION.  Sublessor may continue this Sublease in full force and effect, and the Sublease will continue in effect as long as Sublessor does not terminate Club's right to possession, and Sublessor shall have the right to continue to sell Memberships in Club pertaining to the Premises. During the period Club is in default, Sublessor can sell Club Memberships to the extent there are Home Resort Memberships available at the Premises and in any event continue to advertise the Premises as available to Members who purchase Home Resort Memberships at other resorts. If Club refuses to accept such Members, or to allow Members from other resorts in the Club system to make reservations at the Premises, Sublessor can elect to terminate this Sublease, exclude the Club from the Premises and form another club which can issue Home Resort Memberships at the Premises for the account of Sublessor.

          7.2(b)    TERMINATION OF RIGHT TO POSSESSION.  Sublessor can terminate
Club's right to possession of the Premises at any time, by any lawful means, in which case the Sublease shall immediately terminate and the Club shall immediately surrender the Premises. No act by Sublessor other than giving notice to Club shall terminate this Sublease under this Article 7. Acts of maintenance, efforts to sell Memberships designating the Premises as the Home Resort, or the appointment of a receiver on Sublessor's initiative to protect Sublessor's interest under this Sublease shall not constitute a termination of Club's right to possession.

          7.2(c) RECEIVER. If Club is in default of this Sublease, Sublessor shall have the right to have a receiver appointed to administer the financial affairs of the Club in regard to the Premises. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Sublessor to terminate this Sublease.

          7.2(d)    CURE.  Sublessor, at any time after Club commits a default, can cure the default at Club's cost. If Sublessor at any time, by reason of Club's default, pays any sum or does any act that requires the payment of any money, the sum paid by Sublessor shall be due immediately from Club to Sublessor at the time the money is paid. If repaid at a later date such money shall bear interest, at the maximum rate permitted by law to be charged, from the date the money is paid by Sublessor until Sublessor is reimbursed by Club. Such repayment, together with interest on it, shall constitute additional rent.

     7.3 SUBLESSOR'S DEFAULT. Sublessor shall be in default of this Sublease if it fails or refuses to perform any of its material obligations under this Sublease if the failure to perform is not cured within 30 days after notice of the default has been given by Club to Sublessor, or if a requested payment is not made within the time specified for payment.

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

          7.3(a)    CURE.  If Sublessor's default cannot reasonably be cured
within 30 days, Sublessor shall not be in default if Sublessor commences to cure the default within the 30-day period and diligently and in good faith continues to cure the default. Club, at any time following 30 days after giving written notice to Sublessor to cure Sublessor's default, may cure such default of Sublessor.

          7.3(b)    COST.  If Club, by reason of Sublessor's default, pays any sum or does any act that requires the payment of any money, the money paid by Club shall be due immediately from Sublessor to Club and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the money is paid by Club until Club is reimbursed by Sublessor.

     7.4 MASTER LEASE DEFAULT. The parties shall have the following rights and obligations in the event of any default by the Sublessor herein under the Master
Lease:

          7.4(a)    NOTICE.  In the event of any default whereby Master Lessor may terminate the Master Lease, Master Lessor shall give written notice of the default to Club. Said notice shall be deemed given thirty (30) days after mailing thereof to Club, and shall grant Club a reasonable time, which shall be no longer than sixty (60) days after said notice is deemed given, to cure or to undertake to cure the default. Notwithstanding the foregoing, this paragraph shall not be deemed in any way to create an obligation on the part of the Club to cure or undertake to cure the default unless such Master Lease has been terminated by Master Lessor, nor shall the foregoing in any way be deemed to abrogate any of Club's obligations to Master Lessor under the Master Lease.
Club may conclusively presume that any written notification from Master Lessor or the Bureau of Indian Affairs is valid, notwithstanding any claim by the Sublessor hereof contesting the validity of any such default claimed or asserted by the Master Lessor in writing to Club.

          7.4(b)    TERMINATION BY CLUB.  Club agrees not to terminate this
Sublease by reason of any default committed by the Sublessor under the Master Lease so long as the Master Lessor shall, within thirty (30) days after written notice of such default is deemed given to the Club, commence and diligently prosecute any and all of its legal and equitable remedies, other than termination, which are available to it under the Master Lease. "Non-curable defaults" shall mean those Master Lease defaults by the Sublessor which cannot be cured by the mere payment of money prior to termination thereof.

          7.4(c)    CREDIT TO CLUB.  In the event of any curable monetary
default for which Club makes any payment or cures any monetary defaults owing by the Sublesssor to the Master Lessor, Sublessor shall credit Club for any such payments as though payment had been made directly to the Sublessor under this Sublease.

          7.4(d)    SUCCESSION.  Should Master Lessor assert that the Master
Lease has been tenninated by any default, and shall so notify Club in writing, the Master Lessor shall automatically, without the execution of further instruments by Master Lessor or by the Club, succeed to the interest of the Sublessor under this Sublease for the remaining term (including any extensions or renewals thereof) upon the same terms and conditions and with the same force and effect as if Master Lessor were the Sublessor under this Sublease, and Club hereby agrees to attorn to the Master Lessor as its Landlord, such attornment to be effective and self operative

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

immediately upon Master Lessor succeeding to the interest of the Sublessor under this Sublease. The rights and obligation of the Club and the Master Lessor upon such attornment shall, to the extent of the then remaining balance of the term of this Sublease (including any renewals or extensions thereof), be the same as now set forth in this Sublease, including all the terms, covenants and agreements herein to the effect that the Master Lessor shall be bound to the Sublease under all of the terms of the Sublease which are binding on Sublessor hereunder, and Club shall have the same remedies against the Master Lessor for the breach of any agreement, covenant, or condition contained in this Sublease that Club might have under the Sublease against Sublessor. However, Master Lessor shall not be liable for any act or omission of the Sublessor under this Sublease, or be subject to any offsets or defenses which the Club might have against the Sublessor, or be charged with any rent which Club paid to Sublessor under this Sublease for more than the last month in which the Master Lessor has given notice to Club that Master Lessor has succeeded to the interest of the Sublessor. In no event shall Club be liable to Master Lessor for any default of the Sublessor or for any act or omission of Sublessor nor shall Club be subject to or liable for any claim, offset, or defense which Master Lessor may at any time have against Sublessor under said Master Lease or be bound at any time to pay any rent or perform any covenant owing to Master Lessor under or on account of the Master Lease.

          7.4(e)    RENT.  Club shall not be obligated to pay rent to the Master
Lessor unless and until Club receives written notice from Master Lessor that Master Lessor has succeeded to the interest of Sublessor under this Sublease.

          7.4(f)    NOTIFICATION.  Club may conclusively presume that any
written notification from Master Lessor or the Bureau of Indian Affairs is valid, notwithstanding any claim by Sublessor contesting the validity of any such default claimed or asserted by the Master Lessor in writing to Club.

          7.4(g)    AMENDMENT.  Master Lessor shall not be bound by any
amendments or modifications to this Sublease, and Club shall not be bound by any amendments or modifications to the Master Lease, which are made subsequent to the execution of this Sublease, unless such amendments or modifications have been previously approved by Master Lessor or Club, respectively, in writing.

     7.5 ACQUISITION OF PROPERTY. If sublessor or any other person (an "Acquiring Party") acquires the Premises or any portion thereof or interest therein through foreclosure, deed in lieu of foreclosure, termination of lease or other means by, through or under this Sublease ("Property Transfer Events"):

          7.5(a)    NONDISTURBANCE.  The Acquiring Party shall not disturb or
impair the use rights, interests and recreation benefits, with respect to the Premises so acquired, of Club Members who are not in default under their purchase obligations and their obligations to the Club pertaining to the Premises or any portion thereof, as described in the Declaration and the Governing Documents, including, without limitation, Club Members who timely cure defaults which arise before or after a Property Transfer Event. Without limiting the foregoing, the term "Club Members" shall mean and include those persons or entities who acquired Memberships in any way, including for example and without limitation, parties who purchased Memberships (a) directly from the Club or the Declarant, (b) from a holder of a Membership Contract evidencing the obligation of a purchaser of a Membership to pay the balance of the purchase price for that

Membership (a "Membership Contract" who acquired title to the Membership through foreclosure, conveyance in lieu of foreclosure, or other means pursuant to rights of the holder under the Membership Contract ("Membership Transfer Event"), (c) in a Membership Transfer Event, or (d) from any other purchaser who acquired title in a Membership Transfer Event.

          7.5(b)    Not Lost to Use.  The property so acquired shall not be
considered "lost to use" for purposes of 'Section 4.4(c) of the Declaration.

          7.5(c)    TENANCY.  The Acquiring Party shall honor all obligations of
Club as tenant under any valid and existing lease for the Premises to the same extent as if the Club were still the tenant.

          7.5(d)    REPLACEMENT PROCEEDS.  Condemnation and/or damage insurance proceeds shall be divided between the Acquiring Party and the Club as provided in the Declaration notwithstanding anything in this Agreement or any Security Document to the contrary, as though the Acquiring Party were the Declarant with respect to the Premises.

          7.5(e)    SUBORDINATION.  The interest of the Acquiring Party will
be subject and subordinate to the "Declaration of Vacation Ownership Plan (Epic Resorts - _____________)" dated ________________, _____ and recorded
______________, _____ in Volume ___ at Page _____, Document No. ____,
Official Records, __________ County, ________ ("Declaration").

8:   CLUB'S RIGHT OF FIRST REFUSAL.  If Sublessor determines to sublease the remainder of the Property, or any part thereof, to someone other than Club, Sublessor shall notify Club of the terms on which Sublessor will be willing to sublease. If Club, within 30 days after receipt of Sublessor's notice, notifies Sublessor in writing of Club's agreement to sublease the Property or such part of the Property on the terms stated in Sublessor's notice, Sublessor shall sublease the Property or such part of the Property to Club on the terms stated in the notice. If Club does not indicate its agreement within said 30 days, Sublessor thereafter shall have the right to sublease the Property or such part of the Property to a third party on the same terms stated in the notice. If Sublessor does not sublease the Property or such part of the Property within 90 days, any further transaction shall be deemed a new determination by Sublessor to sublease the Property or such part of the Property, and the process under this Article 8 shall begin anew.

     EXCLUSIONS. Club's right of first refusal shall not apply to a transfer among any of those persons who constitute Sublessor or principals of Sublessor and the blood relatives of any of those persons, either outright or in trust, or to a legal entity wherein the majority in financial or beneficial interest is held by all or some of those persons who constitute Sublessor or principals in Sublessor.

9:   WAIVER OF SUBLESSOR'S LIEN.  Sublessor shall, within five (5) days after written demand from Club, execute and deliver any document required by any supplier, lessor or lender in connection with the installation in the Premises of Club's personal property or Club's fixtures, in which document Sublessor waives any rights it may have or acquire with respect to that property, if the supplier, lessor or lender agrees in writing that:

     9.1 REMOVAL. It will remove that property from the Premises before the expiration of this Sublease or within 30 days after termination of this Sublease, and if it does not so remove the property, it shall have waived any rights it may have had to the property; and

     9.2 RESTORATION. It will make whatever restoration to the Premises is necessary after the removal to restore the Premises to its original condition, reasonable wear and tear excepted.

10:  SURRENDER OF PREMISES.

     10.1 REMOVALS. On expiration or 10 days after termination of this Sublease, Club shall surrender to Sublessor the Premises and all fixtures, improvements and alterations in good condition (except for reasonable wear and tear), except for property or alterations that Club has the right to remove or is obligated to remove. Club shall perform all restoration necessary to restore the Premises to its original condition after such removals, reasonable wear and tear excepted.

     10.2 SUBLESSOR'S REMEDIES. Sublessor can elect to retain or dispose of in any manner any alterations or Club's personal property that Club does not remove from the Premises on expiration or termination of the Sublease as allowed or required by this Sublease, by giving at least 10 days' notice to Club. Title to any such alterations or Club's personal property that Sublessor elects to retain or dispose of on expiration of the 10-day period shall vest in Sublessor. Club waives all claims against Sublessor for any damage to Club resulting from Sublessor's retention or disposition of any such alterations or Club's personal property. Club shall be liable to Sublessor for Sublessor's costs for storing, removing, and disposing of any alterations or Club's personal property.

     10.3 FAILURE TO SURRENDER. If Club falls to surrender the Premises to Sublessor on expiration or 10 days after termination of this Sublease as required by this Article 10, Club shall hold Sublessor harmless from all damages resulting from Club's failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant or purchaser.

11:  GENERAL PROVISIONS

     11.1 AGENCY. Nothing in this Sublease shall be construed as constituting a partnership between, or joint venture by, the parties hereto, or constitute either party the agent of the other.

     11.2 AMENDMENT. No supplement, modification or amendment of this Sublease shall be established by course of dealing or by any method except in a writing signed by each of the parties.

     11.3 ASSIGNMENT OR SUBLETTING. Club shall not voluntarily assign or encumber its interest in this Sublease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except Club's Members and authorized representatives and users) to occupy or use all or any part of the Premises, without Sublessor's reasonable consent. Any assignment, encumbrance, or sublease without Sublessor's consent shall be voidable and, at Sublessor's election, shall constitute default. No consent under this Section shall constitute a further waiver of the provisions of this Section.

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                                ### MISSING TEXT ###

     11.4   ATTORNEY'S FEES.

     11.5   ESTOPPEL CERTIFICATE.

     11.6   FURTHER ASSURANCES.

     11.7   ARBITRATION.

     11.8   NOTICE.

     11.9   REASONABLENESS.

     11.10  RECORDING MEMORANDUM.

     11.11  RECORDS.

     11.12  SEVERABILITY.

     11.13  TIME.

     11.14  WAIVER.

     11.15  WORD USAGE.

12: SIGNATURES. The individuals applying their signatures to this Sublease warrant that they are signing in a representative capacity for a person or entity whose name is set forth immediately above the signature, and that they have been expressly authorized to sign this Sublease on behalf of such person or entity.

Signed on the date first above written.

SUBLESSOR:                              CLUB:

EPIC RESORTS - PALM SPRINGS             EPIC VACATION CLUB, a Delaware
MARQUIS VILLAS, LLC, a Delaware         nonprofit corporation
limited liability company


By                                      By
   -------------------------------         -------------------------------------
     Thomas F. Flatley, Manger                  Thomas F. Flatley, President

State of            )
                    ) ss.
County of           )


On _____________, 1998 before me __________________, a Notary Public, personally appeared THOMAS F. FLATLEY,
[Check one]:
     [ ] personally known to me
     [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
          -------------------------------

                                             [Seal]

                                     EXHIBIT A

                              DESCRIPTION OF PREMISES




     Condominiums 107, 109, 110, 111 and 112, inclusive, as set forth on that certain plan entitled "Condominium Plan for Tract 16544" ("Plan") consisting of five (5) sheets recorded on December 17, 1984 as Instrument number 275194, and re-recorded on March 20, 1985, as Instrument number 57082, Riverside County Records, located on:

     Lot 1 and Lots A and B of "Tract No. 16544" shown on the map filed July 24, 1984 in Book 143 of Tract Maps, Pages 39-40, Riverside County Records, California.












                                     EXHIBIT A
                                    TO SUBLEASE